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                                                                    EXHIBIT 10.8

                             WASTE CONNECTIONS, INC.



                           THIRD AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT











                                   Dated as of
                                December 31, 1998



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                           THIRD AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT


        THIS THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made as of December 31, 1998, by and among Waste Connections, Inc., a Delaware corporation (the "Company"), and the investors listed on Exhibit A hereto (the "Investors", and individually, an "Investor") with reference to the following facts:

        The Company and the Investors entered into Stock Purchase Agreements, Asset Purchase Agreements, Warrants or the other stock acquisition agreements listed on Exhibit A hereto (the "Agreements") with respect to the purchase of shares of the Common Stock (the "Common Stock") of the Company. In order to induce the Company to enter into the Agreements and to induce the Investors to invest funds in, or work for, the Company pursuant to the Agreements, the Investors and the Company hereby agree that this Agreement shall govern the rights of certain of the Investors to cause the Company to register shares of Common Stock issuable to such Investors and certain other matters as set forth herein.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth in this Agreement, the parties agree as follows:

        1. Registration Rights. The Company covenants and agrees as follows:

               1.1 Definitions. For purposes of this Agreement:

                      (a) The term "ACT" means the Securities Act of 1933, as amended.

                      (b) The term "FORM S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                      (c) The term "HOLDER" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12.

                      (d) The term "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended.

                      (e) The terms "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                      (f) The term "REGISTRABLE SECURITIES" means the Common Stock issued pursuant to the Agreements to the Investors listed on Exhibit A hereto and any other securities issued by the Company from time to time that the Company's Board of Directors determines should be included in the definition of "Registrable Securities", excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights


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under this Section 1 are not assigned; provided, however, that shares of Common
Stock or other securities shall not be treated as Registrable Securities for the purposes of any registration if and so long as at the time of such registration all transfer restrictions and restrictive legends with respect thereto have been or, in the opinion of the Company's counsel, may be removed, and all the Registrable Securities held by such Holder may be sold without restriction (including any volume limitations) under Rule 144 under the Act. When the Company adds securities to the definition of Registrable Securities, the holders of such securities shall be added to Exhibit A hereto.

                      (g) The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                      (h) The term "SEC" shall mean the Securities and Exchange Commission.

                      (i) The term "UNDERWRITTEN OFFERING" means an offering of Common Stock to the public pursuant to an effective Registration statement that is firmly underwritten by a United States nationally recognized underwriter or underwriters that are selected or approved by the Company in accordance with this Agreement.

               1.2 Request for Registration.

                      (a) If the Company shall receive at any time a written request from Holders holding at least fifty percent (50%) of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price would exceed $100,000,000), then the Company shall, within twenty-one (21) days after the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations and pursuant to the provisions of this Section 1.2, use reasonable efforts to file a registration statement under the Act covering all Registrable Securities which the Holders request to be registered.

                      (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration pursuant to this
Section 1.2:

                           (i) if the Initiating Holders propose to dispose of
shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.11;

                           (ii) if the Holders shall have initiated two
registrations pursuant to this Section 1.2, which have been declared or ordered effective and pursuant to which securities have been sold or have been withdrawn by the Holders other than as a result of a material adverse change to the Company;


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                           (iii) if the Company has effected a registration
pursuant to this Section 1.2 within one year prior to receipt of a request for registration made pursuant to Section 1.2(a); or

                           (iv) after September 30, 1999.

                      (c) Subject to the provisions of this Agreement, including, but not limited to, the foregoing Section 1.2(b) and Section 1.4(a), the Company shall file a registration statement as soon as practicable after receipt of the request or requests of the Initiating Holders under this Section 1.2, but in any event within ninety (90) days after receipt of such request or requests.

                      (d) The right of any Holder to registration pursuant to this Section 1.2 shall be conditioned on such Holder's participation in an Underwritten Offering and the inclusion of such Holder's Registrable Securities to be registered in the Underwritten Offering. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company, which underwriter or underwriters shall be reasonably acceptable to a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriters advise the Initiating Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten and that the total amount of securities that all Holders (initiating and noninitiating) request pursuant to this Section 1.2(d) to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Company shall so advise all Holders and all of the Holders' shares to be included in the registration shall be allocated among all Holders requesting inclusion (initiating and noninitiating) pro rata according to the total amount of securities entitled to be included in such registration owned by each Holder requesting inclusion (initiating or noninitiating) or in such other proportions as shall be mutually agreed by such selling shareholders. Shares of Registrable Securities held by the Holders shall not be subject to cutback following the allocation unless shares of all other selling shareholders have been eliminated from the offering.

        If any Holder does not agree to the terms of any such underwriting, that person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration and the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion pro rata according to the total amount of securities entitled to be included in such registration owned by each such person or in such other proportions as shall be mutually agreed by such selling shareholders. For purposes of the preceding sentence concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and


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shareholders of such holder, or the estates and family members of any such partners, retired partners, members, retired members and shareholders and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

               1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for any shareholders) any of its stock or other securities under the Act in connection with the public offering of such securities by the Company solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Registrations effected pursuant to Section 1.11 hereof shall not require notice to the Holders pursuant to this Section 1.3. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 2.7, the Company shall, subject to the provisions of
Section 1.7, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

               1.4 Obligations of the Company. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                      (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty
(120) days or until the distribution contemplated in the Registration statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by Section 10(a)(3) of the Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and
(ii) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement. Notwithstanding anything to the contrary in this Agreement, the Company may delay filing a registration statement, and may withhold efforts to cause a registration statement to become effective, for a period not to exceed 120 days, if the


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Company shall furnish to Holders a certificate signed by the Chairman of the
Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period. If, after a registration statement becomes effective, the Company advises the holders of registered shares that the Company considers it appropriate for the registration statement to be amended or supplemented, the holders of such shares shall suspend any further sales of their registered shares until the Company advises them that the registration statement has been amended or updated.

                      (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                      (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                      (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                      (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                      (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                      (g) Cause all such Registrable Securities registered pursuant to such registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                      (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable


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Securities of any selling Holder that such Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by such Holder, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

               1.6 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this Section 1 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printing and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company and one separate counsel for the selling Holders hereunder (selected by the Holders of a majority of the Registrable Securities that are included in the corresponding registration), but excluding underwriting discounts and commissions relating to Registrable Securities.

               1.7 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 1 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities that the underwriters determine in good faith is compatible with the success of the offering, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any other shareholder of the Company (other than a Holder) on a pro rata basis. Such reduction may reduce the amount of securities of the selling Holders included in the registration to zero. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than two-thirds (66 2/3%) of the Registrable Securities proposed to be sold in the offering.

        If any Holder does not agree to the terms of any such underwriting, the holder shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion pro rata according to the total amount of securities entitled to be included in such registration owned by each such person or in such other proportions as shall be mutually agreed by such selling shareholders. For purposes of the preceding sentence concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and shareholders of such holder, or the


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estates and family members of any such partners, retired partners, members, retired members and shareholders and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

               1.8 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

               1.9 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                      (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person of such Holder.

                      (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in


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conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.9(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this subsection 1.9(b) exceed the net proceeds from the offering received by such Holder.

                      (c) Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1,9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

                      (d) If the indemnification provided for in this Section
1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                      (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.


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                      (f) The obligations of the Company and Holders under this
Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

               1.10 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                      (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times during the term of this Agreement;

                      (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                      (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

               1.11 Form S-3 Registration. In case the Company shall receive written request or requests from any of the Holders of the Registrable Securities that the Company effect a registration on Form S-3 that registers a number of shares of Registrable Securities for each Holder so requesting equal to at least one percent (1%) of the outstanding Common Stock (or, with the consent of the Company, any number of shares of Registrable Securities less than such amount) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder, the Company will:

                      (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                      (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 20 days after effectiveness of such written notice from the Company pursuant to Section 2.7; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 1.11: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public less than $1,000,000; (iii) as provided in Section 1.4(a) or
Section 1.4(d); or (iv) if the Company shall advise the Holder that it


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anticipates filing a registration statement covering the sale of Common Stock by the Company for cash within 60 days after receipt of any request of a Holder pursuant to this Section 1.11, in which event the Company's obligations under this Section 1.11 shall be suspended until the earlier of 60 days following such request without such registration statement having been filed or 90 days after such registration statement is declared effective by the SEC.

                      (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.11 shall not be counted as demands for registration effected pursuant to Section 1.2.

               1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned to a transferee or assignee (other than a competitor of the Company) who acquires at least twenty-five percent (25%) of the shares held by a Holder provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act; and (d) transfer of registration rights to a limited or general partner of any Holder that is a partnership will be without restriction as to minimum shareholding. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership or limited liability company who are partners or retired partners of such partnership or members or retired members of such limited liability company (including spouses and ancestors, lineal descendants and siblings of such partners, members or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

               1.13 Termination of Registration Rights.

                      (a) No Holder shall be entitled to exercise any right provided for in this Section 1 after May 21, 2003.

                      (b) In addition, the right of any Holder to request registration or inclusion in any registration pursuant to Section 1 shall terminate on such date as all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144 during any 90-day period. The Registrable Securities held by such holder immediately prior to such date shall cease to be Registrable Securities on such date.

               1.14 Registration of Common Stock. For purposes of Section 1 of this Agreement, the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock.

        2. Miscellaneous.

               2.1 Restrictive Legend. Each certificate representing Common Stock shall, except as otherwise provided in Section 2.2, be stamped or otherwise imprinted with a legend substantially in the following form:

               THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH OTHER APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities being sold thereby may be publicly sold without registration under the Act and any applicable state securities laws.

               2.2 Notice of Proposed Transfer. Prior to any proposed transfer of any Common Stock, the holder thereof shall give written notice to the Company of his or her intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if reasonably requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of the notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners or members of the transferor (in the case of a transferor that is a partnership or limited liability company) or to an affiliated corporation (in the case of a transferor that is a corporation). Each certificate for Common Stock transferred as above provided shall bear the legend set forth in Section 2.1, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Act) or
(ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Act. Promptly after effecting any such transfer, the Holder shall give written notice to the Company of the number of shares transferred. The restrictions provided for in this Section 2.2 shall not apply to securities which are not required to bear the legend prescribed by Section
2.1 in accordance with the provisions of that Section.

               2.3 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               2.4 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California, without regard to that state's conflict of laws principles.

               2.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

               2.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               2.7 Notices. Any notice, consent, authorization or other communication to be given hereunder shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile transmission with receipt acknowledged by the addressee or three days after being mailed by first class mail, or the next business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, charges and postage prepaid, properly addressed to the party to receive such notice at the following address for such party (or at such other address as shall be specified by like notice):

                      (a)    if to the Company, to:

                             Waste Connections, Inc.
                             2260 Douglas Boulevard, Suite 280
                             Roseville, CA  95661
                             Attention:     Ronald J. Mittelstaedt
                             Telephone:     (916) 772-2221
                             Facsimile:     (916) 772-2920

                             with copies to:

                             Shartsis, Friese & Ginsburg LLP
                             One Maritime Plaza, 18th Floor
                             San Francisco, California 94111
                             Attention:     Robert D. Evans, Esq.
                             Telephone:     (415) 421-6500
                             Facsimile:     (415) 421-2922

                      (b) if to the Investors, to the addresses indicated on Exhibit A.

Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such part on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

               2.8 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               2.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding, or in the case of waiver, by the holders of a majority of the Registrable Securities entitled to exercise the right being waived. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

               2.10 Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held to be invalid or unenforceable, shall not be affected thereby.

               2.11 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

               2.12 Entire Agreement. This Agreement contains the entire agreement of the parties and supersede all prior negotiations, correspondence, agreements and understandings, written and oral, between or among the parties, regarding the subject matter hereof.

               2.13 Further Assurances. Each party shall execute such other and further certificates, instruments and other documents as may be necessary and proper to implement, complete and perfect the transactions contemplated by this Agreement.

               2.14 Interpretation. All parties have been assisted by counsel in the preparation and negotiation of this Agreement and the transactions contemplated hereby, and this Agreement shall be construed according to its fair language. The rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

               2.15 Termination. This Agreement shall terminate on May 21, 2003.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                      COMPANY:  WASTE CONNECTIONS, INC.

                                By:
                                        -------------------------------
                                        Ronald J. Mittelstaedt
                                        President & CEO
                     INVESTOR:

                                ---------------------------------------
                                               Lyle G. Hubbard



                                ---------------------------------------
                                               Frank W. Cutler



                                ---------------------------------------
                                              William C. Thomas

                                Kieckhefer Partnership 84-1


                                By:
                                        -------------------------------
                                        Eugene P. Polk, Managing Partner

                                Kieckhefer Trust Partnership 61-1


                                By:
                                        -------------------------------
                                        Eugene P. Polk, Managing Partner

                                Eugene P. Polk and Barbara J. Polk Revocable
                                Trust U/A 11/18/68


                                By:
                                        -------------------------------
                                        Eugene P. Polk and
                                        Richard L. Menschel, Trustees

                                Polk Investment Partnership 93-1


                                By:
                                        -------------------------------
                                        Eugene P. Polk and Thomas E. Polk
                                        Partnership Managers

                                Margaret T. Morris Trust U/A 5/1/67


                                By:
                                        -------------------------------
                                        Eugene P. Polk, Trustee

                                Margaret T. Morris Trust U/A 4/19/69


                                By:
                                        -------------------------------
                                        Eugene P. Polk and
                                        Richard L. Menschel, Trustees

                                Isadore Abrams In Trust


                                By:
                                        -------------------------------
                                        Isadore Abrams
                                Westcott W. Price III and Hillary H. Price
                                Trust (Established July 17, 1997)

                                By:
                                        -------------------------------
                                        Westcott W. Price III &
                                        Hillary H. Price as Trustees


                                ---------------------------------------
                                              J. Bradford Bishop



                                ---------------------------------------
                                             James N. Cutler, Jr.

                                The Mittelstaedt Family Trust, dated 6/18/97

                                By:
                                        -------------------------------
                                        Ron J. Mittelstaedt, Trustee

                                ---------------------------------------
                                              Darrell Chambliss



                                ---------------------------------------
                                                  Eric Moser



                                ---------------------------------------
                                                  Mike Foos

                                James and Doris L. Cutler Living Trust, dated 5/17/92

                                By:
                                        -------------------------------
                                        James N. Cutler and Doris L. Cutler,
                                        Trustees


                                ---------------------------------------
                                              J. North Cheatham



                                ---------------------------------------
                                               Sallie C. Cutler

                                A. Cheatham Trust fbo Colby A. Sigmen

                                By:
                                        -------------------------------
                                        James N. Cutler, Jr., Trustee

                                A. Cheatham Trust fbo Shelby L. Sigmen

                                By:
                                        -------------------------------
                                        James N. Cutler, Jr., Trustee

                                Linda Burns Marshall Revocable Living Trust, dated 7/27/94

                                By:
                                        -------------------------------
                                        Linda Burns Marshall, Trustee


                                Midwest Refrigeration, Inc., Profit-Sharing
                                Trust Account #31-0121-02-5

                                By:
                                        -------------------------------
                                        Robert D. Hutton, Trustee


                                Midwest Refrigeration, Inc., Profit-Sharing
                                Trust Account # 31-0121-02-7

                                By:
                                        -------------------------------
                                        Robert D. Hutton, Trustee




                                ---------------------------------------
                                                 Steve Bouck



                                ---------------------------------------
                                                Melvin G. Dias



                                ---------------------------------------
                                                Eugene Dupreau



                                ---------------------------------------
                                            Charles B. Youngclaus

                                ---------------------------------------
                                               Steven F. Giusto



                                ---------------------------------------
                                                Connie Giusto



                                ---------------------------------------
                                              Michael F. Giusto



                                ---------------------------------------
                                              Rosemary A. Giusto




                                ---------------------------------------
                                               Dennis A. Giusto




                                ---------------------------------------
                                                Barbara Giusto




                                ---------------------------------------
                                                Kenneth Giusto




                                ---------------------------------------
                                                 Donna Giusto




                                ---------------------------------------
                                                 John Giusto



                                ---------------------------------------
                                                 Sally Giusto

                                ---------------------------------------
                                              Garry L. Jeffords



                                ---------------------------------------
                                              Leslie J. Jeffords



                                ---------------------------------------
                                              Leland J. Jeffords



                                ---------------------------------------
                                                Bradley Rowan



                                ---------------------------------------
                                                Darin Mueller


                                Bishop 1998 Children's Trust for the benefit of John Bradford Bishop

                                By:
                                        -------------------------------
                                        J. Bradford Bishop, Trustee


                                Bishop 1992 Family Trust

                                By:
                                        -------------------------------
                                        J. Bradford Bishop, Trustee


                                Alexandra Merrill Cutler Trust under the agreement dated 11/16/94

                                By:
                                        -------------------------------
                                        James N. Cutler, Trustee

                                ---------------------------------------
                                Steven F. Bouck, as Custodian for Jeffery F.
                                Bouck under the California Uniform Transfers to Minors Act


                                ---------------------------------------
                                Steven F. Bouck, as Custodian for Alexander
                                B. Bouck under the California Uniform
                                Transfers to Minors Act